Sub-Item 77Q1: Exhibits

(b) Copies of the text of any proposal described in answer to sub-item 77D

1. 	Text has been provided in response to Sub-Item 77D.

(e) Copies of any new or amended Registrant investment advisory contracts

1.	Form of Sub-Advisory Agreement among the Registrant, on
behalf of Wilmington Multi-Manager Large-Cap Fund, RSMC and Robeco Investment Management, Inc. previously filed with the SEC as Exhibit A to the Definitive Proxy Statement for the Wilmington Multi-Manager Large-Cap Fund filed on
Schedule 14A on December 28, 2007 (SEC Accession No. 0001135428-07-000582) and incorporated herein by reference.

2.	Form of Sub-Advisory Agreement among the Registrant, with
respect to the Wilmington Multi-Manager Large-Cap Fund and Wilmington Multi-Manager Small-Cap Fund, RSMC and WTIM, dated December 4, 2006 previously filed with the SEC as Exhibit B to the Definitive Proxy Statement for the
Wilmington Multi-Manager Large-Cap Fund and the Wilmington
Multi-Manager Small-Cap Fund filed on Schedule 14A on
December 28, 2007 (SEC Accession No. 0001135428-07-000582)
and incorporated herein by reference.

3.	Form of Advisory Agreement among the Registrant, with
respect to the Wilmington Multi-Manager Real Asset Fund and RSMC, dated July 1, 2005 previously filed with the SEC as Exhibit A to the Definitive Proxy Statement for the Wilmington Multi-Manager Real Asset Fund filed on Schedule 14A on December 28, 2007 (SEC Accession No. 0001135428-07-000583) and incorporated herein by reference.

4.	Form of Sub-Advisory Agreement among the Registrant, on
behalf of Wilmington Multi-Manager Real Asset Fund, RSMC and ING Clarion Real Estate Securities L.P. previously filed with the SEC as Exhibit A to the Definitive Proxy Statement for the Wilmington Multi-Manager Real Asset Fund filed on Schedule 14A on March 14, 2008 (SEC Accession No. 0000893220-08-000721) and incorporated herein by reference.

5.	Form of Sub-Advisory Agreement among the Registrant, on
behalf of Wilmington Multi-Manager Real Asset Fund, RSMC and EII Realty Securities, Inc. previously filed with the SEC as Exhibit B to the Definitive Proxy Statement for the Wilmington Multi-Manager Real Asset Fund filed on Schedule
14A on March 14, 2008 (SEC Accession No. 0000893220-08-
000721) and incorporated herein by reference.

6.	Interim Sub-Advisory Agreement among the Registrant, on
behalf of Wilmington Multi-Manager Large-Cap Fund, RSMC and Montag & Caldwell, Inc. dated April 1, 2008 previously filed with the SEC with the Registrant's registration statement on Form N-14 on August 1, 2008 (SEC Accession No. 0000893220-08-002229) and incorporated herein by reference.

7.	Form of Sub-Advisory Agreement among the Registrant, on
behalf of the Wilmington Multi-Manager Small-Cap Fund, RSMC and TAMRO Capital Partners LLC previously filed with the SEC as Exhibit A to the Definitive Proxy Statement for the Wilmington Multi-Manager Small-Cap Fund filed on Schedule
14A on June 3, 2008 (SEC Accession No. 0000893220-08-
001717) and incorporated herein by reference.

(g) Copies of any merger or consolidation agreement, and other documents relevant to the information sought in sub-item 77M

1.	Agreement and Plan of Reorganization previously filed with
the SEC with Post-Effective Amendment to the Registrant's registration statement No. 1 on Form N-14 on June 16, 2008
(SEC Accession No. 0000893220-08-001819) and incorporated herein by reference.